UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Esterline Technologies Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF INTERNET AVAILABILITY

Esterline Technologies Corporation

500 108th Avenue NE, Suite 1500, Bellevue, Washington 98004

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholders Meeting to Be Held on Wednesday, March 4, 2009

The Proxy Statement, Annual Report and other proxy materials are available at: http://bnymellon.mobular.net/bnymellon/esl

ESTERLINE TECHNOLOGIES CORPORATION

BAR CODE RESTRICTED

AREA

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before February 19, 2009 to facilitate timely delivery.

Dear Esterline Technologies Corporation Shareholder:

The 2009 Annual Meeting of Shareholders of Esterline Technologies Corporation (the “Company”) will be held at the Harbor Club – Bellevue, 777 – 108th Avenue NE, Bellevue, Washington 98004, on Wednesday, March 4, 2009, at 10:00 a.m. (local time).

Proposals to be considered at the Annual Meeting:

(1)	to elect as directors the four nominees named in the proxy statement;

(2) to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 30, 2009; and

(3) to transact such other business that may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” Items 1 and 2.

The Board of Directors fixed the close of business on January 6, 2009 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

CONTROL NUMBER

You may vote your proxy when you view the materials on the Internet.

You will be asked to enter this 11-digit control number

39059

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

Directions to attend the Annual Meeting where you may vote in person can be found on our website, http://www.esterline.com.

Meeting location:

Harbor Club—Bellevue 777 – 108th Avenue NE Bellevue, Washington 98004

The following Proxy Materials are available for you to review online:

• the Company’s 2009 Proxy Statement;

• the Company’s Annual Report for the year ended October 31, 2008 (which is not deemed to be part of the official proxy soliciting materials); and

• any amendments to the foregoing materials that are required to be furnished to shareholders.

To request a paper copy of the Proxy Materials relating to all future meetings of shareholders and for this particular Annual Meeting: (you must reference your 11 dig it control number)

Telephone: 1-888-313-0164 (outside of the U.S . and Canada call 201-680-6688)

Email : shrrelations@bnymellon.com

Internet http://bnymellon. mobular.net/bnymellon/esl

ACCESSING YOUR PROXY MATERIALS

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for Esterline Technologies Corporation are available to review at:

http://bnymelon.mobular.net/bnymellon/esl

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET

Use the Internet to vote your shares. Have this card in hand when you access the above web site. On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares.

39059